                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)
    (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                              ALARIS MEDICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              ALARIS MEDICAL, INC.

                             10221 WATERIDGE CIRCLE
                        SAN DIEGO, CALIFORNIA 92121-1579
                                 (858) 458-7000


                                                                  April 26, 2000



Dear Stockholder:

                  You are cordially invited to attend the 2000 Annual Meeting of Stockholders, which will be held at the American Stock Exchange, 86 Trinity Place, 14th Floor Boardroom, New York, New York at 10:00 a.m. on May 31, 2000.

                  The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting. The meeting will consider the election of Directors, an amendment to the ALARIS Medical, Inc. 1996 Stock Option Plan, an amendment to the ALARIS Medical, Inc. Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and the ratification of the appointment of independent accountants for 2000. I will report on current operations and discuss our plans for growth. I will also leave plenty of time for your questions and comments.

                  Whether or not you plan to attend the 2000 Annual Meeting of Stockholders, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented and voted.

                  Thank you for your support and continued interest in ALARIS Medical, Inc.


                                                    Very truly yours,



                                                    David L. Schlotterbeck
                                                    CHIEF EXECUTIVE OFFICER

                              ALARIS MEDICAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2000


                                                                  April 26, 2000

To Our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of ALARIS Medical, Inc. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, 14th Floor Boardroom, New York, New York at 10:00 a.m. on May 31, 2000 for the following purposes:

       1.     To elect five Directors;

       2. To consider and act upon a proposal to approve an amendment to the ALARIS Medical, Inc. 1996 Stock Option Plan;

       3. To consider and act upon a proposal to approve an amendment to the ALARIS Medical, Inc. Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors;

       4. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2000; and

       5. To transact such other business as may properly come before the Annual Meeting and all adjournments thereof.

         The Board of Directors of the Company has fixed the close of business on April 10, 2000 as the record date for purposes of determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

         A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at the law offices of Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, 29th Floor, New York, New York 10020 during ordinary business hours for ten days prior to the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting.

                                       By Order of the Board of Directors,


                                       Hazel M. Aker
                                       SECRETARY

                                 PROXY STATEMENT
                              ALARIS MEDICAL, INC.

                             10221 WATERIDGE CIRCLE
                        SAN DIEGO, CALIFORNIA 92121-1579
                                 (858) 458-7000


                         ANNUAL MEETING OF STOCKHOLDERS

         This proxy statement and enclosed form of proxy are being furnished to stockholders in connection with the solicitation by the board of directors of ALARIS Medical, Inc. (the "Board of Directors" or the "Board"), of proxies to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. on May 31, 2000, and all adjournments thereof (the "Annual Meeting"). The purpose of the Annual Meeting is: (i) to elect five Directors of ALARIS Medical, Inc. ("ALARIS Medical" or the "Company"); (ii) to consider and act upon a proposal to approve an amendment to the ALARIS Medical, Inc. 1996 Stock Option Plan (the "1996 Stock Plan"); (iii) to consider and act upon a proposal to approve an amendment to the ALARIS Medical, Inc. Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Directors Plan"); (iv) to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2000; and (v) to transact such other business as may properly come before the Annual Meeting and at all adjournments thereof. Proxy statements and forms of proxy are first being sent to stockholders on or about April 26, 2000.

         The close of business on April 10, 2000 has been set as the record date for purposes of determining stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on April 10, 2000, there were outstanding 59,297,730 shares of the Company's common stock, par value $.01 per share ("Common Stock"), which is the only class of outstanding voting securities of the Company. The holders of record of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy at the Annual Meeting, shall constitute a quorum for the transaction of business at the Annual Meeting, but, in the absence of a quorum, the holders of record, present in person or represented by proxy at such meeting, may vote to adjourn the Annual Meeting from time to time until a quorum is obtained. Each share of Common Stock entitles its holder of record to one vote, except with respect to the election of Directors, as described below.

         The election of Directors shall be by plurality vote, with each stockholder having the right to vote his shares cumulatively. See "Election of Directors -- Cumulative Voting Rights" described below. Other than with respect to the election of Directors, the affirmative vote of the holders of a majority of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, is necessary for approval of all matters to be presented at the Annual Meeting.

         The aggregate number of votes cast by all stockholders present in person or by proxy at the Annual Meeting will be used to determine whether a motion will carry. Thus, an abstention from voting on a matter by a stockholder, present in person or by proxy at the Annual Meeting, has no effect on the item on which the stockholder abstained from voting. In addition, although broker

-------------------------------------------------------------------------------

"non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote.

         Proxies may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised, upon written notice to such effect received by the Secretary or Assistant Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, although proxies may be revoked at the Annual Meeting by written notice delivered to the Secretary or Assistant Secretary of the Company, in which case the shares of Common Stock represented thereby may be voted in person. Proxies may also be revoked by the submission of subsequently dated proxies. Shares represented by a valid unrevoked proxy will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made the shares of Common Stock represented by such proxy will be voted (1) SO as to elect the largest possible number of the Board of Directors' nominees as Directors, (2) FOR the approval of the amendment to the 1996 Stock Plan, (3) FOR the approval of the amendment to the Directors Plan, and (4) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the accounts of the Company for 2000.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

CUMULATIVE VOTING RIGHTS

         The election of Directors will be by a plurality vote. There are currently five members on the Board of Directors.

         The Company's certificate of incorporation and by-laws provide that, in the election of Directors, every holder of Common Stock has the right to vote his shares cumulatively. Under cumulative voting, the number of shares of Common Stock a stockholder is entitled to vote multiplied by the number of Directors to be elected represents the number of votes such stockholder may cast at such election. A stockholder may cast all such votes for one nominee or distribute them among any two or more nominees. As a result, each stockholder, in voting for Directors at the Annual Meeting, will be entitled to five votes for each share of Common Stock held.

         Five Directors are to be elected to serve until the next annual meeting and until their successors are elected and have qualified. UNLESS OTHERWISE DIRECTED, IT IS THE INTENTION OF THE PERSONS DESIGNATED AS PROXIES TO CUMULATE VOTES FOR ONE OR MORE OF THE NOMINEES LISTED BELOW IN A MANNER SO AS TO ELECT THE LARGEST POSSIBLE NUMBER OF SUCH NOMINEES TO THE BOARD OF DIRECTORS. IF ANY OF SUCH NOMINEES SHOULD BECOME UNAVAILABLE FOR ANY REASON, IT IS INTENDED THAT PROXIES WILL BE VOTED FOR THE ELECTION OF SUCH OTHER PERSON(S) AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS.

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                                      2

NOMINEES

       Information regarding the nominees for election to the Board of Directors is set forth below. The information presented with respect to each nominee has been furnished by that nominee. All current Directors have been elected to serve until the next annual meeting and until their successors are elected and qualified. Two of the Company's current directors, Jeffry M. Picower and Richard
B. Kelsky, are not standing for re-election to the Board of Directors.


            NAME                     POSITION WITH COMPANY             AGE          DIRECTOR SINCE
----------------------------         ---------------------             ---          --------------
David L. Schlotterbeck......     Director, Chief Executive Officer      52          November 1999
Norman M. Dean..............               Director                     80          March 1989
Henry Green.................               Director                     57          February 1991
Barry D. Shalov.............               Nominee                      58                _
William T. Tumber...........               Nominee                      66                _

         DAVID L. SCHLOTTERBECK - Mr. Schlotterbeck has been a Director, President and Chief Executive Officer of ALARIS Medical and ALARIS Medical Systems, Inc. since November 1, 1999. He joined ALARIS Medical Systems on April 19, 1999 as President and Chief Operating Officer. Previously, Mr. Schlotterbeck was President and Chief Operating Officer of Pacific Scientific Company, a former New York Stock Exchange-traded company prior to its acquisition by Danaher Corporation in March 1998. He was President and Chief Operating Officer of Pacific Scientific, an international manufacturer of motion control, process measurement and safety products, from 1997 to March 1998. From 1995 to 1997, he was President and Chief Executive Officer of Vitalcom, Inc., a medical network manufacturer. From 1991 to 1994, Mr. Schlotterbeck was Executive Vice President and Chief Operating Officer for Nellcor, Inc., a medical device manufacturer subsequently acquired by Mallinckrodt, Inc. Mr. Schlotterbeck is a graduate of the General Motors Institute with a B.S. in electrical engineering. He holds an M.S. in electrical engineering from Purdue University, and completed the Executive Institute at Stanford University in 1984.

         NORMAN M. DEAN - Mr. Dean has been a Director of ALARIS Medical since 1989. Mr. Dean has been a Director and Chairman of the Board of Miller Diversified Corp., a commercial cattle feeder, since May 1990.

         HENRY GREEN - Mr. Green was President and Chief Operating Officer of ALARIS Medical from September 1990 to March 1993 and has been a Director of ALARIS Medical since 1991. Mr. Green served as an executive officer and director of Physician Computer Network, Inc. ("PCN") from 1993 until his retirement in 1997. In December 1999, PCN filed for bankruptcy under Chapter 11 of the Bankruptcy Code as part of an agreement to sell substantially all of its assets to a third party. The bankruptcy filing resulted from, among other things, numerous lawsuits filed against PCN, as well as certain of its officers and directors, including Mr. Green and, in certain instances, Mr. Picower, alleging, among other things, that PCN issued false and misleading financial statements. The lawsuits have been settled and PCN's bankruptcy plan was confirmed in March 2000.

-------------------------------------------------------------------------------

         BARRY D. SHALOV - Mr. Shalov is a partner at the law firm of Piper Marbury Rudnick & Wolfe LLP. Prior thereto, Mr. Shalov was a partner at the law firm of Gordon Altman Weitzen Shalov & Wein LLP for more than twenty years.

         WILLIAM T. TUMBER - Mr. Tumber was Senior Vice President of C.R. Bard, Inc. ("Bard"), a medical products manufacturer, from 1996 until his retirement from Bard in 1998. From 1991 to 1996, he was Group Vice President, responsible for several of Bard's operating divisions. Mr. Tumber held various other positions with Bard since 1980, including President of its Davol division. Prior to joining Bard, Mr. Tumber held a variety of management positions with the General Electric Company.

COMMITTEES OF THE BOARD

         The Board of Directors has an Audit Committee, a Compensation Committee and Stock Option Committee.

         The Audit Committee currently consists of Messrs. Dean (Chairman) and Kelsky. The function of the Audit Committee is to recommend the selection of independent accountants, review the scope of their examination, consider individual audit matters, monitor adequacy of internal controls, review annual financial statements, conduct other activities relating thereto as the Audit Committee deems appropriate and report to the Board of Directors. The Audit Committee met three times during 1999.

         The Compensation Committee currently consists of Messrs. Dean (Chairman) and Kelsky. The function of the Compensation Committee is to review and approve the compensation of the principal officers and employees of the Company and its subsidiaries, as well as material compensation plans of the Company and its subsidiaries.
The Compensation Committee met eight times during 1999.

         The Stock Option Committee consists of Messrs. Dean (Chairman) and Kelsky. The function of the Stock Option Committee is to administer the Company's 1996 Stock Plan and the Third Amended and Restated 1988 Stock Option Plan. The Stock Option Committee met eight times during 1999.

         The Board of Directors does not have a standing nominating committee or one performing similar functions.

         The Board of Directors met six times in 1999. Each of the members of the Board of Directors, except Messrs. Green and Picower, attended all of the meetings of the Board of Directors and meetings of committees of the Board on which such Director serves. Messrs. Green and Picower each attended five meetings of the Board of Directors in 1999.

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                                      4

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Shalov, one of the Nominees for Director of the Company, is a partner at Piper Marbury Rudnick & Wolfe LLP, which performs legal services for the Company.

COMPENSATION OF DIRECTORS

         Members of the Board of Directors who are not employees of the Company or its subsidiaries are paid $25,000 per annum and in addition receive $1,000 per Board of Directors and/or Committee meeting attended. Meetings of the Compensation Committee and Stock Option Committee are held jointly as one meeting and therefore members of the Committees are paid for one meeting. In addition, such Directors are entitled to receive options to purchase shares of Common Stock pursuant to the Directors Plan. Travel and accommodation expenses of Directors incurred in connection with meetings are reimbursed by the Company. All of the Directors are covered by the Company's director's liability insurance policy.

         Under the Directors Plan: (i) non-qualified stock options ("NQSOs") to purchase 10,000 shares of Common Stock are granted automatically to any non-employee Director who has not declined to participate in the Directors Plan ("Eligible Director") on the next succeeding business day following his or her becoming an Eligible Director and (ii) NQSOs to purchase 10,000 shares of Common Stock are granted automatically to each Eligible Director on the anniversary date of his or her preceding NQSO grant under the Directors Plan and every year thereafter during the term of the Directors Plan, provided that such Director remains an Eligible Director on the date of each such additional NQSO grant. NQSOs vest and become exercisable in one-third increments for each year of an Eligible Director's service on the Board of Directors of the Company from the date of grant of the NQSO. NQSOs granted under the Directors Plan are subject to termination under certain circumstances in the event the Eligible Director ceases to be an Eligible Director or becomes an employee of the Company.

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                                      5

EXECUTIVE COMPENSATION

         The following table summarizes certain information regarding compensation paid or accrued by the Company or its subsidiaries to or on behalf of the Company's current Chief Executive Officer, its former Chief Executive Officer and each of the four most highly compensated executive officers of ALARIS Medical Systems, Inc., the Company's wholly-owned operating subsidiary ("ALARIS Medical Systems"), whose total annual salary and bonus for the years ended December 31, 1999, 1998 and 1997 exceeded $100,000 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                     ANNUAL COMPENSATION      COMPENSATION
                                                     -------------------      ------------         ALL
                                                                               SECURITIES         OTHER
                                                     SALARY         BONUS      UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR       ($)            ($)         OPTIONS          ($)(6)
---------------------------              --------   ---------     --------     ----------      -------------
DAVID L. SCHLOTTERBECK                     1999      253,027        55,823      1,000,000(3)       5,000
   President and Chief Executive
    Officer (1)

WILLIAM J. MERCER                          1999      382,470             -             -         529,669
   Former Chief                            1998      434,154       388,800             -          15,761
    Executive Officer (2)                  1997      400,008       360,000             -           6,366

JOHN A. DE GROOT (4)                       1999      222,886        43,201        240,000(5)       5,000
   Senior Vice President, Secretary        1998      207,308       172,200             -           5,000
    and General Counsel                    1997      200,004        87,395             -           3,559

HENK VAN ROSSEM                            1999      223,385        25,230        140,000(5)      22,717
   Vice President and General              1998      217,925       114,317             -          22,953
    Manager, International                 1997      200,823        75,594        180,000         44,078

RICHARD M. MIRANDO                         1999      215,808        22,880        140,000(5)       5,000
   Vice President and General              1998      210,385        92,880             -           5,000
    Manager, Instromedix                   1997      197,316        71,047             -           4,750

JAKE ST. PHILIP                            1999      207,519        27,203        140,000(5)      10,765
   Vice President and General              1998      178,595        90,003             -          22,263
    Manager, North America                 1997      167,127        71,358             -          20,484

--------------------------

(1) Mr. Schlotterbeck also served as Chief Operating Officer of the Company from April 19, 1999 to October 31, 1999.

(2) Mr. Mercer served as Chief Executive Officer of the Company and ALARIS Medical Systems from November 26, 1996 to October 31, 1999.

(3) Includes an option grant to purchase 500,000 shares of Common Stock which is contingent on stockholder approval of the amendment to the 1996 Stock Plan at the Annual Meeting (see Proposal 2).

(4) Mr. de Groot resigned from the Company effective April 14, 2000 to return to private practice.

(5) Includes an option grant to purchase 85,000 shares of Common Stock which is contingent on stockholder approval of the amendment to the 1996 Stock Plan at the Annual Meeting (see Proposal 2).

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                                      6

(6) These amounts include the following contributions made by the Company in 1999 to match pre-tax elective deferrals to retirement plans made by the Named Executive Officers: $5,000 for each of Messrs. Schlotterbeck, Mercer, de Groot, Mirando and St. Philip and $22,717 for Mr. van Rossem. With respect to Mr. Mercer, this amount also includes $520,662 (including $66,654 of accrued vacation pay) paid or accrued to Mr. Mercer in connection with his termination of employment pursuant to the Resignation and Consulting Agreement among Mr. Mercer, ALARIS Medical and ALARIS Medical Systems, as well as $2,212 which represents the fair value of non-cash awards grossed up to cover applicable state and federal income taxes and a life insurance premium of $1,795 paid by the Company. See "-Employment Contracts, Termination of Employment and Change-in-Control Arrangements." With respect to Mr. St. Philip, this amount includes $5,765 in fair value of non-cash awards grossed up to cover applicable state and federal income taxes.


                              OPTION GRANTS IN 1999

        The following table sets forth certain information with respect to stock options granted during 1999 to the Named Executive Officers pursuant to the 1996 Stock Plan.


                                                                                           POTENTIAL REALIZABLE VALUE
                               NUMBER OF      PERCENT OF                                     AT ASSUMED ANNUAL RATE
                              SECURITIES     TOTAL OPTIONS     EXERCISE                     OF STOCK APPRECIATION FOR
                              UNDERLYING      GRANTED TO        OR BASE                         THE OPTION TERM
                                OPTIONS        EMPLOYEES         PRICE       EXPIRATION    --------------------------
                                GRANTED        IN 1999         ($/SHARE)        DATE          5% ($)        10% ($)
                             ------------   --------------     ---------     ----------    ------------   -----------
David L. Schlotterbeck          300,000           6.2%            3.219        4-16-09       532,418      1,311,370
David L. Schlotterbeck           90,000           1.9%             3.25        5-03-09       161,264        397,200
David L. Schlotterbeck          110,000           2.3%           1.8755       10-29-09       113,742        280,151
David L. Schlotterbeck(1)       500,000          10.3%             2.00       12-23-09       551,466      1,358,287
John A. de Groot                 55,000           1.1%             3.25        5-03-09        98,550        242,733
John A. de Groot                100,000           2.1%           1.8755       10-29-09       103,402        254,683
John A. de Groot(1)              85,000           1.8%             2.00       12-23-09        93,749        230,909
Richard M. Mirando               55,000           1.1%             3.25        5-03-09        98,550        242,733
Richard M. Mirando(1)            85,000           1.8%             2.00       12-23-09        93,749        230,909
Henk van Rossem                  55,000           1.1%             3.25        5-03-09        98,550        242,733
Henk van Rossem(1)               85,000           1.8%             2.00       12-23-09        93,749        230,909
Jake St. Philip                  55,000           1.1%             3.25        5-03-09        98,550        242,733
Jake St. Philip(1)               85,000           1.8%             2.00       12-23-09        93,749        230,909

(1) Represent grants of "Performance Options" under the 1996 Stock Plan, as proposed to be amended. Performance Options become exercisable, in percentages determined by the committee of the Board which administers the 1996 Stock Plan, if and when the price of the Common Stock reaches certain levels. However, if such levels are not attained, Performance Options become exercisable seven years after grant. The price levels and cumulative vesting percentages for the Performance Options granted are: $7.00 per share (30%), $9.00 per share (60%) and $11.00 per share (100%). Such grants are contingent on stockholder approval of the amendment to the 1996 Stock Plan at the Annual Meeting. See Proposal 2.

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                                      7

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                    AND OPTION VALUES AS OF DECEMBER 31, 1999


                                                                                              VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES                  IN-THE-MONEY
                            SHARES                         UNDERLYING UNEXERCISED              OPTIONS AT 12/31/99
                           ACQUIRED       VALUE              OPTIONS AT 12/31/99                    ($) (1)
                              ON         REALIZED        ---------------------------        --------------------------
                           EXERCISE         $            EXERCISABLE   UNEXERCISABLE        EXERCISABLE  UNEXERCISABLE
                           --------      --------        -----------   -------------        -----------  -------------
David L. Schlotterbeck         -             -              75,699         924,301                 -              -
William J. Mercer              -             -             400,000            -                    -              -
John A. de Groot               -             -             169,221         250,779                 -              -
Richard M. Mirando             -             -             162,971         157,029                 -              -
Henk van Rossem                -             -             153,707         166,293                 -              -
Jake St. Philip                -             -             170,547         169,453                 -              -
--------------------------

(1) Calculated based on the closing price of ALARIS Medical's Common Stock on December 31, 1999 ($1.875) as reported by the American Stock Exchange, which was lower than the option exercise price.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         The Company has entered into letter agreements with Mr. Schlotterbeck pursuant to which the Company has agreed to pay Mr. Schlotterbeck a base salary at the annual rate of $452,010. Mr. Schlotterbeck is also eligible to receive a maximum target annual bonus equal to 100% of his base salary. If Mr. Schlotterbeck terminates his employment with the Company for any reason after November 1, 2002, the Company will pay Mr. Schlotterbeck one year of his then existing base salary as separation pay.

         William J. Mercer served as Chief Executive Officer of the Company, pursuant to an employment agreement with an initial term to expire in August 2001, which provided, among other things, that if Mr. Mercer's employment was terminated by the Company without cause (as defined therein), the Company would pay him an amount equal to his base salary until the end of his employment term. On October 31, 1999, pursuant to a Resignation and Consulting Agreement, Mr. Mercer resigned his positions with the Company and ALARIS Medical Systems and his employment agreement was cancelled. In consideration of Mr. Mercer relinquishing his rights under the employment agreement, releasing all claims relating to his employment with the Company and agreeing not to compete with, or solicit employees or customers of, the Company for a one-year period, the Company agreed to retain Mr. Mercer as a consultant for a one-year period ending October 31, 2000 (the "Consulting Period"), at the rate of $37,834 per month. In addition, stock options previously granted to Mr. Mercer will remain exercisable through the earlier of (i) October 31, 2000 or (ii) thirty days after the end of the Consulting Period (if terminated prior to its scheduled expiration).

         The Company has in place a severance plan which provides employee severance pay and benefits in the event of an involuntary termination without cause. The amount of severance and benefits is based upon position and length of service with the Company and ranges from a minimum of seven weeks' compensation up to one year's base salary for senior executives. The Board of Directors has approved separate change of control agreements under which, in the event of an involuntary termination related to a change in control of the Company, certain senior executives, under certain circumstances, would receive severance of up to two years' base salary and target bonus.

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                                      8

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee is composed of non-employee Directors who review recommendations as to senior executive officer compensation which, upon the approval of the Compensation Committee, are submitted to the Board of Directors. The members of the Compensation Committee also administer the Third Amended and Restated 1988 Stock Option Plan of the Company under which options have been granted on a discretionary basis to senior executive officers. A stock option committee of non-employee Directors was appointed by the Board to administer the 1996 Stock Plan.

       The Compensation Committee's approvals of recommendations regarding the compensation of senior executive officers of the Company are made on an individual basis and are based on a variety of factors which may include, but are not limited to, the executive officer's employment contract (if any), evaluations of the executive officer's performance, the level of responsibility associated with the office, recruitment requirements, as well as the performance of the Company. Recommendations made to the Compensation Committee are not determined by reference to formulae, but rather, are based on market survey data of similar executive positions derived from a variety of sources as well as the individual's performance during the prior year. The compensation of the Company's senior executive officers is structured with a heavy emphasis on variable pay based upon Company performance and individual performance. The Compensation Committee believes that such a structure motivates, rewards and helps retain senior executive officers consistent with the needs of the Company and contributes to shareholder value. The Company may pay its senior executive officers compensation consisting of base salary, incentives and/or stock option grants.

CHIEF EXECUTIVE OFFICER SALARY

       In October 1999, Mr. Mercer resigned his positions with the Company, and Mr. Schlotterbeck, who was then President and Chief Operating Officer the Company, was appointed to the position of Chief Executive Officer, effective November 1, 1999, at an annual salary of $452,010. As Chief Executive Officer, Mr. Schlotterbeck is eligible for an incentive payment of up to 100% of his base salary. For the 1999 fiscal year, the incentive payment was based on a combination of Mr. Schlotterbeck's individual performance, the performance of the Company, and the amount of time he spent in the position of Chief Executive Officer and Chief Operating Officer, respectively. The Compensation Committee reviewed Mr. Schlotterbeck's and the Company's performance for fiscal 1999 and awarded Mr. Schlotterbeck a $55,823 incentive payment, which was approved by the full Board of Directors.

       This report is provided in accordance with federal securities law requirements and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company or its subsidiaries.

                                                COMPENSATION COMMITTEE
                                                ----------------------

                                                               NORMAN M. DEAN
                                                               RICHARD B. KELSKY

                                                STOCK OPTION COMMITTEE
                                                ----------------------

                                                               NORMAN M. DEAN
                                                               RICHARD B. KELSKY



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                                      9

                                PERFORMANCE GRAPH

       The graph set forth below represents the cumulative total return from January 1, 1995 to December 31, 1999 on the Common Stock of the Company, the American Stock Exchange ("AMEX") Market Value Index and an index composed of a representative grouping of companies from SIC Code 3841 (Surgical & Medical Instruments & Apparatus) which had reportable stock performance from January 1, 1995 to December 31, 1999 (the "Industry Index"). The graph has been prepared by an outside consulting firm for the Company. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on January 1, 1995 and that all dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    FROM JANUARY 1, 1995 TO DECEMBER 31, 1999
                           AMONG ALARIS MEDICAL, INC.,
                   AMEX MARKET VALUE INDEX AND INDUSTRY INDEX



                                   [GRAPH]



------------------------------ ------------ ------------- ------------- ------------ ------------- -------------
                                 1/1/95     12/31/95      12/31/96      12/31/97     12/31/98      12/31/99
------------------------------ ------------ ------------- ------------- ------------ ------------- -------------
ALARIS Medical, Inc.           $100.00      $150.00       $187.50       $243.75      $293.75       $93.75
------------------------------ ------------ ------------- ------------- ------------ ------------- -------------
Industry Index                 $100.00      $170.61       $185.81       $215.53      $294.27       $267.47
------------------------------ ------------ ------------- ------------- ------------ ------------- -------------
AMEX Market Value Index        $100.00      $128.90       $136.01       $163.66      $161.44       $201.27
------------------------------ ------------ ------------- ------------- ------------ ------------- -------------


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                                      10

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, at April 10, 2000, information regarding the beneficial ownership of Common Stock by (i) all persons known by ALARIS Medical who own beneficially more than 5% of the outstanding Common Stock; (ii) each Director and nominee for Director of ALARIS Medical; (iii) each of the Named Executive Officers; and (iv) all Directors, nominees and executive officers as a group. Unless otherwise stated, ALARIS Medical believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares. In addition, unless otherwise indicated, each such person's business address is 10221 Wateridge Circle, San Diego, California 92121.


                                                                                 SHARES
                                                                               BENEFICIALLY       PERCENTAGE
                                                                                  OWNED          OF TOTAL (1)
                                                                               ------------       ------------
         Jeffry M. Picower...............................................      46,672,542 (2)         76.4%
            South Ocean Blvd.
            Palm Beach, FL 33480
         David L. Schlotterbeck..........................................         156,095 (3)          *
         William J. Mercer...............................................         646,200 (4)          1.1%
         Norman M. Dean..................................................          50,333 (5)          *
         Henry Green.....................................................          70,333 (6)          *
         Richard B. Kelsky...............................................         116,933 (7)          *
         Barry D. Shalov.................................................               0              *
         William T. Tumber...............................................               0              *
         Richard M. Mirando..............................................         176,295 (8)          *
         John A. de Groot................................................         183,795 (9)          *
         Henk van Rossem.................................................         156,942 (10)         *
         Jake St. Philip.................................................         175,096 (11)         *
         All Directors, nominees and executive officers
           as a group....................................................      49,093,671 (12)        80.3%
          (17 individuals)
-------------------------

*   Less than 1%

(1) Calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). At April 10, 2000, ALARIS Medical had 59,297,730 shares of Common Stock outstanding.

(2) Includes (i) 20,079,477 shares of Common Stock owned by Decisions Incorporated ("Decisions"); (ii) 2,489,463 shares of Common Stock owned by JA Special Partnership Limited ("JA Special"); (iii) 24,074,269 shares of Common Stock owned by JD Partnership, L.P. ("JD Partnership") and; (iv) currently exercisable option on 29,333 shares of Common Stock granted under the Directors Plan. Does not include an unvested option to purchase 21,667 shares of Common Stock granted under the Directors Plan that vests over time. Mr. Picower is the sole stockholder and sole Director of Decisions, which is the sole general partner of JD Partnership, and the sole general partner of JA Special. As a result, Mr. Picower shares or has the sole power to vote or direct the vote of and to dispose or direct the disposition of such shares of Common Stock and may be deemed to be the beneficial owner of such shares.

(3)   Includes (i) 50,000 shares of Common Stock owned by Mr. Schlotterbeck and
      (ii) 580 shares of Common Stock owned by Mrs. Schlotterbeck (spouse), of which Mr. Schlotterbeck disclaims beneficial ownership. Includes currently exercisable option on 105,515 shares of Common Stock granted under the 1996 Stock Plan.

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                                      11

      Does not include an unvested option on 394,485 shares of Common Stock that vests over time. Does not include a Performance Option on 500,000 shares of Common Stock, the grant of which is contingent on stockholder approval of Proposal 2.

(4) Includes (i) 206,200 shares of Common Stock owned by the William J. Mercer Trust, of which Mr. Mercer is the trustee and a beneficiary; (ii) 32,500 shares of Common Stock owned by the William J. Mercer IRA Rollover; (iii) 7,500 shares of Common Stock held by the Nikki Mercer IRA Rollover, of which Mr. Mercer disclaims any beneficial interest in and (iv) currently exercisable option on 400,000 shares of Common Stock granted under the 1996 Stock Plan.

(5) Includes: (i) 26,000 shares of Common Stock owned by Mr. Dean, (ii) currently exercisable option on 15,333 shares of Common Stock under the Directors Plan and (iii) currently exercisable option on 9,000 shares of Common Stock granted in consideration for service on a special committee of the Board of Directors. Does not include: (i) an unvested option on an additional 16,667 shares of Common Stock granted under the Directors Plan that vests over time and (ii) an unvested option on 1,000 shares of Common Stock granted in consideration for service on a special committee of the Board of Directors of ALARIS Medical that vests over time.

(6) Includes: (i) 55,000 shares of Common Stock owned by Mr. Green and (ii) currently exercisable option on 15,333 shares. Does not include an unvested option to purchase 6,667 of Common Stock granted under the Directors Plan that vests over time.

(7) Includes (i) 101,600 shares of Common Stock owned by Mr. Kelsky and (ii) currently exercisable option on 15,333 shares of Common Stock granted under the Directors Plan. Does not include an unvested option on an additional 16,667 shares of Common Stock granted under the Directors Plan that vests over time.

(8) Includes: (i) 10,000 shares of Common Stock owned by Richard M. Mirando, and (ii) a currently exercisable option on 166,295 shares of Common Stock granted under the 1996 Stock Plan. Does not include an unvested option of 68,705 shares of Common Stock granted under the 1996 Stock Plan that vests over time. Does not include a Performance Option on 85,000 shares of Common Stock the grant of which is contingent on stockholder approval of Proposal 2.

(9)   Includes (i) 5,000 shares of Common Stock owned by John A. de Groot, and
      (ii) a currently exercisable option on 178,795 shares of Common Stock granted under the 1996 Stock Plan. Does not include an unvested option of 156,205 shares of Common Stock granted under the 1996 Stock Plan that vests over time. Does not include a Performance Option on 85,000 shares of Common Stock the grant of which is contingent on stockholder approval of Proposal 2.

(10) Includes currently exercisable option on 156,942 shares of Common Stock granted under the 1996 Stock Plan. Does not include an unvested option on 78,058 shares of Common Stock granted under the 1996 Stock Plan that vests over time. Does not include a Performance Option on 85,000 shares of Common Stock the grant of which is contingent on stockholder approval of Proposal 2.

(11)  Includes: (i) 1,200 shares of Common Stock owned by the Jake P. and Peggy
      L. St. Philip Trust and (ii) currently exercisable option on 173,896 shares of Common Stock granted under the 1996 Stock Plan. Does not include an unvested option on 81,104 shares of Common Stock granted under the 1996 Stock Plan that vests over time. Does not include a Performance Option on 85,000 shares of Common Stock, the grant of which is contingent on stockholder approval of Proposal 2.

(12) Includes currently exercisable options on 1,726,750 shares of Common Stock granted under the 1996 Stock Plan and 75,332 shares of Common Stock granted under the Directors Plan. Does not include: (i) an unvested option on 1,382,250 shares of Common Stock granted under the 1996 Stock Plan that vests over time; (ii) an unvested option on an additional 61,668 shares of Common Stock granted under the Directors Plan that vests over time; (iii) an unvested option on 1,000 shares of Common Stock granted in consideration for service on a special committee of the Board of Directors that vests over time and (iv) a Performance Option on 1,280,000 shares of Common Stock, the grant of which is contingent on stockholder approval of Proposal 2.

-------------------------------------------------------------------------------

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ALARIS Medical's executive officers, Directors and persons who beneficially own more than 10% of a registered class of ALARIS Medical's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by regulations promulgated by the Securities and Exchange Commission to furnish ALARIS Medical with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to ALARIS Medical, or written representations that no reports were required, ALARIS Medical believes that during 1999, all of its executive officers, Directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements applicable to them with the exception of the following late filings: (i) Mr. van Rossem filed late one Form 4 relating to stock options granted to him and (ii) Mr. Lyngsgaard filed his Form 3 and one Form 4 late relating to two grants of stock options to him.


                                   PROPOSAL 2
          APPROVAL OF AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN

GENERAL

         On December 23, 1999, the Board adopted, subject to stockholder approval, an amendment to the Company's 1996 Stock Plan. The amendment is intended to allow the Company to continue to attract and retain qualified employees who contribute materially to the Company's success and to provide incentives for them to promote the growth and financial success of the business of the Company by: (i) authorizing the grant of options on an additional 2,800,000 shares of Common Stock, the exercisability of which is tied to the performance of the Company's Common Stock, as more fully described below ("Performance Options"); (ii) increasing the number of shares of Common Stock available for the grant of options (other than Performance Options) from 5,500,000 to 6,700,000 and (iii) increasing from 600,000 to 1,000,000 the maximum number of shares of Common Stock with respect to which options may be awarded to any individual during a year.

         As of April 10, 2000, of the 5,500,000 shares of Common Stock presently reserved under the 1996 Stock Plan (prior to giving effect to the amendment) 5,241,949 are subject to currently outstanding Options and 194,426 shares are available for grant.

         The full text of the 1996 Stock Plan (as amended by the amendment), is set forth on Exhibit A to this Proxy Statement. The material features of the 1996 Stock Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the 1996 Stock Plan.

EFFECTIVE DATE OF THE AMENDMENT

         The amendment was adopted by the Board on December 23, 1999, and became effective on such date, subject to stockholder approval at a meeting duly called and held within twelve months following such date. The Board, under the 1996 Stock Plan, has awarded Performance

-------------------------------------------------------------------------------

Options covering a total of 2,333,000 shares of Common Stock to various employees, in each case, subject to stockholder approval of the amendment.

TYPES OF AWARDS

         Awards under the 1996 Stock Plan may be in the form of: (i) incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, and (ii) non-qualified stock options ("NQSOs") (collectively, "Options"). Certain NQSOs awarded under the 1996 Stock Plan may be designated as "Performance Options." Performance Options vest and become exercisable in percentages determined by the Committee (as defined below), if and when the price of the Common Stock reaches certain levels at certain dates (the "Target Prices"). However, if the applicable Target Prices are not achieved by the applicable dates, Performance Options will become exercisable seven years after grant. NQSOs which are not designated as Performance Options have no such performance-based exercise feature.

ADMINISTRATION

         The 1996 Stock Plan is administered by a committee appointed by the Board (the "Committee"), consisting of not less than a sufficient number of non-employee directors (as such term is defined in Rule 16b-3 under the Exchange
Act) who are also "outside directors" (within the meaning of Section 162(m) of the Code) so as to qualify the Committee to administer the 1996 Stock Plan as contemplated by Rule 16b-3 and Section 162(m), respectively. Members of the Committee are not allowed to participate in the 1996 Stock Plan.

         Subject to the express terms of the 1996 Stock Plan, the Committee has the authority to administer the 1996 Stock Plan in its sole and absolute discretion, including, but not limited to, the authority to construe and interpret the 1996 Stock Plan, as well as the authority to determine individuals eligible for Option grants, the number of Options to be granted, the type of Options to be granted, the vesting period, if any, for Options granted, the date on which all or any portion of Options become exercisable (and, if an Option is a Performance Option, the Target Price), the number of shares of Common Stock covered by Options, the exercise price of the shares of Common Stock covered by Options and whether Options to be granted are ISOs or NQSOs (and, if NQSOs, whether or not such Options are Performance Options).

STOCK SUBJECT TO THE 1996 STOCK PLAN

         The 1996 Stock Plan provides for the issuance of up to 9,500,000 shares of Common Stock upon exercise of Options granted under the 1996 Stock Plan. A maximum of 6,700,000 shares of Common Stock may be issued with respect to Options which are not Performance Options and a maximum of 2,800,000 shares of Common Stock may be issued with respect to Performance Options. No more than 1,000,000 shares of Common Stock with respect to one or more Options may be awarded to any officer or employee in any calendar year. To the extent that an Option terminates without having been exercised, the shares of Common Stock covered thereby will again be available for distribution in connection with future awards under the 1996 Stock Plan; however, if that Option is a Performance Option, it may be distributed again only as

-------------------------------------------------------------------------------
a Performance Option and if that Option is not a Performance Option, it may be distributed again only as an Option which is not a Performance
Option.

         In the event of a recapitalization, stock dividend, stock split, or other change in capitalization affecting shares of Common Stock, an adjustment will be made in the aggregate number of shares of Common Stock available for issuance under the 1996 Stock Plan, the number of shares of Common Stock available for any individual awards, the number and exercise price of shares of Common Stock subject to outstanding Options (and to the extent that Options theretofore granted under the 1996 Stock Plan constitute Performance Options, the Target Price of the shares of Common Stock covered thereby), and such other matters as may be determined to be appropriate by the Committee.

ELIGIBILITY

         The individuals eligible for the grant of Options under the 1996 Stock Plan are (i) all directors (except directors eligible to participate in the Directors Plan), officers and employees, and (ii) such individuals determined by the Committee to be rendering substantial services as a consultant or independent contractor to the Company or any subsidiary or affiliate of the Company, as the Committee shall determined from time to time in its sole and absolute discretion. However, only employees of the Company or any subsidiary of the Company shall be eligible to receive ISOs and only corporate or divisional vice-presidents or divisional directors (and such other persons as may be specifically approved by the Committee) shall be eligible to receive Performance Options.

TERM OF OPTIONS

         GRANT OF OPTIONS

         Subject to any applicable requirements of the Code and any regulations issued thereunder, the date of the grant of an Option shall be the date on which the Committee determines to grant that Option.

         OPTION TERM

         The term of any Option granted under the 1996 Stock Plan shall be specified in the stock option agreement but shall be no greater than ten years from the date of grant, subject to earlier termination as provided for below. However, no ISO granted to a "ten percent stockholder" (within the meaning of Section 422(b)(6) of the Code), shall have a term of more than five years from the date of grant.

         EXERCISE PRICE OF ISOS

         The exercise price of each share of Common Stock covered by an ISO shall not be less than the fair market value of a share of Common Stock on the date of grant of the ISO, except that in the case of a grant of an ISO to an employee who at the time such ISO was granted was a "ten percent stockholder" (within the meaning of Section 422(b)(6) of the Code), the exercise

-------------------------------------------------------------------------------
price shall not be less than 110% of the fair market value of a share of Common Stock on the date of ISO was granted.

         EXERCISE PRICE OF NQSOS

         The exercise price of each share of Common Stock covered by a NQSO (other than a Performance Option) shall be determined by the Committee at the time of grant but will not be less then the par value of a share of Common Stock, nor less than the fair market value of a share of Common Stock, in the case of Performance Options.

         EXERCISE PERIOD

         Each Option granted under the 1996 Stock Plan shall vest and become first exercisable as determined by the Committee. However, each Performance Option shall vest no later than the date which is seven years from the date of grant if the Target Price for the shares of Common Stock covered by that Performance Option shall not have been reached by that date.

         METHOD OF EXERCISE

         The holder of an Option may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of shares of Common Stock with respect to which such Option is being exercised, and accompanied by payment in full of the exercise price for such shares of Common Stock. Payment of the Option price may be made in cash or, if so provided by the Committee in the stock option agreement, in shares of Common Stock (determined with reference to their fair market value on the date of exercise), or any combination thereof or, if permitted by the Committee, in any other manner permitted by law.

         NO STOCKHOLDER RIGHTS

         No optionee and no beneficiary or other person claiming under or through such optionee will acquire any rights as a stockholder of the Company by virtue of such optionee having been granted an Option under the 1996 Stock Plan. No optionee and no beneficiary or other person claiming under or through such optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the 1996 Stock Plan or covered by any Option, except as to shares of Common Stock, if any, that have been issued or transferred to such optionee. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date of exercise of an Option, except as may be provided in the stock option agreement.

         NON-TRANSFERABILITY

         No Option or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process and no Option or interest therein shall be assignable or transferable by the holder otherwise than: (i) by will; (ii) by the laws of descent and distribution; or
(iii) to a beneficiary upon the death of an optionee, and an Option shall be

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                                      16
exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option (other than an ISO) may be transferable to one or more transferees during the lifetime of the optionee, and may be exercised by such transferee in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of the stock option agreement (subject to any terms and conditions which the Committee may impose thereon). A transferee or other person claiming any rights under the 1996 Stock Plan from or through any optionee shall be subject to all terms and conditions of the 1996 Stock Plan and any stock option agreement applicable to such optionee, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

         TERMINATION OF OPTIONS

         Unless otherwise provided by the Committee in the stock option agreement, if the employment of an optionee who is an officer or employee is terminated for cause, or if the services of an optionee who is a consultant or independent contractor are terminated for cause, all unexercised Options held by such optionee on the date of such termination (whether or not vested) will expire immediately. If an optionee who is a director (but not an officer or employee) is removed from the Board or the board of directors of a subsidiary or an affiliate, as the case may be, for cause (as contemplated by the charter, by-laws or other organizational or governing documents), all unexercised Options held by such optionee on the date of such removal (whether or not vested) will expire immediately.

         In the event an optionee is no longer a director, officer, employee, consultant or independent contractor, other than for the reasons set forth in the preceding paragraph, all Options which remain unvested on the date the optionee ceases to be a director, officer, employee, consultant or independent contractor, as the case may be, shall expire immediately, and all Options which have vested prior to such date shall expire twelve months thereafter unless (i) by their terms they expire sooner or (ii) otherwise provided by the Committee in the stock option agreement.

WITHHOLDING TAX

         Prior to issuance of any shares of Common Stock upon exercise of an Option, the optionee shall pay or make adequate provision for the payment of any federal, state, local or foreign withholding obligations of the Company or any subsidiary or affiliate of the Company, if applicable. In the event an optionee shall fail to make adequate provision for the payment of such obligations, the Company shall have the right to withhold an amount of shares of Common Stock otherwise deliverable to the optionee sufficient to pay such withholding obligations or, in the discretion of the Committee, to refuse to honor the exercise.

CHANGE OF CONTROL

         In the event of a Change of Control (as defined in the 1996 Stock
Plan), unless otherwise determined by the Committee at the time of grant or by amendment (with the Option holder's consent), all Options (other than Performance Options) not vested on or prior to the effective

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                                      17
time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Committee in the stock option agreement or at the time of a Change of Control, in the event of a Change in Control, all outstanding Options (whether ISOs or NQSOs and whether or not Performance Options) shall terminate and cease to be outstanding immediately following the Change of Control. No such Option termination shall occur unless an optionee shall have been given five business days, following prior written notice, to exercise such optionee's outstanding vested Options at the effective time of the Change of Control, or to receive cash in an amount per share of Common Stock covered by such Options equal to the amount by which the price paid for a share of Common Stock (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such Options. The Committee in its sole discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights. Notwithstanding the foregoing, unless otherwise determined by the Committee at the time of grant or by amendment (with the Option holder's consent) in the event of a Sale Transaction (as defined in the 1996 Stock
Plan), all Performance Options not then vested shall vest immediately, in whole or in part, if and only to the extent that the per share price to be paid in that Sale Transaction equal or exceeds the Target Price of the shares covered by those Performance Options.

AMENDMENTS AND TERMINATION

         No Option shall be granted pursuant to the 1996 Stock Plan on or after November 26, 2006, but Options theretofore granted may extend beyond that date.

         The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend or terminate the 1996 Stock Plan or revise or amend the 1996 Stock Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the 1996 Stock Plan to fail to comply with Sections 422 or 162(m) of the Code or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company, shall not be effective unless and until such approval is obtained.

         No amendment, suspension or termination of the 1996 Stock Plan or of any Option that would adversely affect the right of any optionee with respect to an Option previously granted under the 1996 Stock Plan will be effective without the written consent of the affected optionee.

SECURITIES LAW REQUIREMENTS

         No shares of Common Stock shall be issued under the 1996 Stock Plan unless and until: (i) the Company and any optionee have taken all actions required to register the shares of Common Stock under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or national market system on which the shares of Common Stock are listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall

-------------------------------------------------------------------------------
be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK PLAN

         The following is a summary of certain federal income tax aspects of awards made under the 1996 Stock Plan, based upon the laws in effect on the date hereof.

         ISOS

         Generally, no taxable income is recognized by the optionee upon the grant of an ISO or upon the exercise of an ISO either during the period of such holder's employment with the Company or one of its subsidiaries (as defined in Section 424(f) of the Code) within the period ending three months (12 months, in the event of permanent and total disability of the optionee) after termination of such employment, or following the optionee's death. However, the exercise of an ISO may result in an alternative minimum tax liability to an optionee since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income.

         If the optionee holds shares of Common Stock acquired upon the exercise of an ISO for at least two years from the date of grant of the Option and for at least one year from the date of exercise (the "ISO Holding Period"), any gain on a subsequent sale of such shares of Common Stock will be considered as long-term capital gain to the optionee. The gain recognized upon the sale of the shares of Common Stock is equal to the excess of the selling price of the shares of Common Stock over the exercise price. However, if the optionee disposes of the shares of Common Stock prior to expiration of the ISO Holding Period (a "Disqualifying Disposition"), generally (a) the optionee will recognize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares of Common Stock on the date of exercise, less the exercise price or (ii) the amount realized on the date of sale, less the exercise price, and (b) if the selling price of the shares of Common Stock exceeds the fair market value on the date of exercise, the excess will be taxable to the optionee as short-term or long-term capital gain (depending on whether the shares of Common Stock were held for more than one year). Currently, long-term capital gain is taxable to individuals at a maximum federal income tax rate of 20%, while items of ordinary income are taxable to individuals at the maximum rate of 39.6%.

         No deduction will be allowed to the Company with respect to ISOs for federal income tax purposes, unless the optionee sells the shares of Common Stock in a Disqualifying Disposition. In the case of a Disqualifying Disposition, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to deduct the amount of ordinary income recognized by the optionee.

         NQSOS

         In general, with respect to NQSOs: (i) no income is recognized by the optionee at the time the Option is granted; (ii) upon exercise of the Option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares

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                                      19
of Common Stock on the date of exercise; and (iii) at disposition, any appreciation after the date of exercise is treated as long-term or short-term capital gain, depending on whether the shares of Common Stock are held for more than one year by the optionee.

         Generally, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise, to the extent such income is considered reasonable compensation. Treasury regulations make the deduction to the Company dependent on the Company fulfilling certain federal income tax reporting requirements with respect to such compensation income.

         $1 MILLION LIMITATION ON DEDUCTIBLE COMPENSATION

         Section 162(m) of the Code generally limits the Company's deduction with respect to compensation paid to each of its "covered employees" (generally defined as the chief executive officer and four highest compensated officers of the corporation other than the chief executive officer) to $1 million per year. This deduction limit, however, does not apply to certain "performance-based compensation," including stock options that are granted by a committee of outside directors pursuant to a stockholder-approved plan that satisfies certain requirements at an exercise price which is not less then the fair market value of the underlying stock at the time of grant. The Company intends that Options under the 1996 Stock Plan granted at not less then fair market value of the shares of Common Stock will qualify as "performance-based compensation."

         THE FOREGOING IS BASED UPON FEDERAL TAX LAWS AND REGULATIONS AS PRESENTLY IN EFFECT AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE 1996 STOCK PLAN. ALSO, THE SPECIFIC STATE AND LOCAL TAX CONSEQUENCES TO EACH OPTIONEE UNDER THE 1996 STOCK PLAN MAY VARY, DEPENDING UPON THE LAWS OF THE VARIOUS STATES AND LOCALITIES AND THE INDIVIDUAL CIRCUMSTANCES OF EACH OPTIONEE.

         The following table summarizes the grants of Performance Options that have been made under the 1996 Stock Plan. Any future awards are subject to the discretion of the Committee and therefore are not determinable at this time.

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                                      20

                                NEW PLAN BENEFITS

                              1996 Stock Option Plan


----------------------------------------------------------------- -----------------------------------------------
NAME AND POSITION                                                 NUMBER OF SHARES UNDERLYING OPTIONS
----------------------------------------------------------------- -----------------------------------------------
David L. Schlotterbeck                                                               500,000
   President and Chief Executive Officer
----------------------------------------------------------------- -----------------------------------------------
John A. de Groot                                                                      85,000
   Senior Vice President, Secretary and General Counsel
----------------------------------------------------------------- -----------------------------------------------
Richard M. Mirando                                                                    85,000
   Vice President and General Manager, Instromedix
----------------------------------------------------------------- -----------------------------------------------
Henk van Rossem                                                                       85,000
   Vice President and General Manager, International
----------------------------------------------------------------- -----------------------------------------------
Jake St. Philip                                                                       85,000
   Vice President and General Manager, North America
----------------------------------------------------------------- -----------------------------------------------
Other Executive Officers                                                             440,000
----------------------------------------------------------------- -----------------------------------------------
Non-Executive Officer Employee Group                                               1,053,000
----------------------------------------------------------------- -----------------------------------------------
Total                                                                              2,333,000
----------------------------------------------------------------- -----------------------------------------------

         All Performance Options granted under the 1996 Stock Plan are not yet exercisable because the Target Prices have not yet been attained. The weighted average exercise price of such Performance Options is $2.01 per share.

         THE BOARD UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDMENT TO THE 1996 STOCK PLAN AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE AMENDMENT.


                                   PROPOSAL 3

            APPROVAL OF AMENDMENT TO THE COMPANY'S THIRD AMENDED AND
                RESTATED 1990 NON-QUALIFIED STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

GENERAL

         On April 17, 2000, the Board adopted, subject to stockholder approval, an amendment to the Directors Plan to: (i) increase the number of shares of Common Stock available for the grant of options from 250,000 to 500,000 and (ii) extend the term of the Directors Plan from September 7, 2000 to September 7, 2005. The amendment to the Directors Plan was adopted by the Board and is being proposed in order to maintain the Company's ability to attract and reward its directors.

         As of April 10, 2000, of the 250,000 shares of Common Stock presently reserved under the Directors Plan, 147,000 are subject to currently outstanding options, and 59,800 shares are available for grant.

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                                      21

         The full text of the Directors Plan (as amended by the amendment) is set forth on Exhibit B to this Proxy Statement. The material features of the Directors Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Directors Plan.

EFFECTIVE DATE OF THE AMENDMENT

         The amendment was adopted by the Board on April 17, 2000, and became effective on such date, subject to stockholder approval at a meeting duly called and held within twelve months following such date.

TYPES OF AWARDS

         The Directors Plan provides for the automatic grant (as described below) of non-qualified stock options (as used in this Proposal 4, "Options") to eligible directors.

ADMINISTRATION

         The Directors Plan is administered by a committee appointed by the Board, consisting of no less than two individuals (the "Plan Committee"). Members of the Plan Committee are not entitled to participate in the Directors Plan. The Plan Committee has the authority to administer the Directors Plan in its sole and absolute discretion; provided, however, that the Plan Committee does not have the authority to grant Options, to determine the number of shares of Common Stock subject to Options or the price at which each share of Common Stock covered by a Option may be purchased pursuant to the Directors Plan, all of which shall be automatic (as described below). The Plan Committee is authorized to construe and interpret the Directors Plan and to make all other determinations necessary or advisable for the administration of the Directors Plan.

STOCK SUBJECT TO THE DIRECTORS PLAN

         The maximum aggregate number of shares of Common Stock authorized for issuance under the Directors Plan is 500,000 (subject to adjustment as described below).

         If any Option granted under the Directors Plan expires or is terminated for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall again become available for grant pursuant to the Directors Plan.

         In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Plan Committee shall make proportionate adjustments with respect to the aggregate number of shares of Common Stock available for issuance under the Directors Plan, the number of shares of Common Stock subject to each grant under the Directors Plan, and the number and exercise price of shares of Common Stock subject to outstanding Options.

ELIGIBILITY

         An individual will be granted Options pursuant to the Directors Plan if such individual (an "Eligible Director") (i) is a director of the Company, (ii) is neither an employee nor officer (other

-------------------------------------------------------------------------------
than an officer who does not receive a salary as an officer of the Company) of the Company or of any subsidiary, and (iii) has not elected to decline to participate in the Directors Plan pursuant to an irrevocable one-time election made within 30 days after first becoming a director.

TERMS OF OPTIONS

         GRANT OF OPTIONS. Options to purchase 10,000 shares of Common Stock shall be granted automatically to any Eligible Director who first becomes an Eligible Director on or after May 28, 1998, on the next succeeding business day following his becoming an Eligible Director. In addition, (i) Options to purchase 10,000 shares of Common Stock shall be granted automatically to each Eligible Director on the anniversary date of his preceding Option grant under the Directors Plan and every year thereafter during the term of the Directors Plan, provided that such director continues to be an Eligible Director on the date of each such additional grant; and (ii) the Chairman of the Board shall be granted Options to purchase 16,000 Shares on May 28, 1998, which Options shall be immediately vested and exercisable. Options shall be granted in the aforesaid manner until the date on which the shares of Common Stock available for grant shall no longer be sufficient to permit grants of Options covering 10,000 shares of Common Stock to be made to each Eligible Director entitled to a grant as of such date, in which event the shares of Common Stock then available for grant shall be allocated on a pro rata basis among the Eligible Directors entitled to a grant of Options as of such date.

         EXERCISE PRICE. The price at which each share of Common Stock covered by an Option may be purchased pursuant to the Directors Plan will be equal to the fair market value of a share of Common Stock on the date of the Option grant.

         EXERCISE PERIOD. Except as set forth below, all Options granted to an Eligible Director shall vest and become first exercisable at the rate of one-third of the shares of Common Stock subject to the Options for each twelve month period of continuous service on the Board (from the date of Option grant) by such Eligible Director. The failure of an Option to vest for any reason whatsoever shall cause the Option to expire and be of no further force or effect. Unless terminated earlier, the term of each Option shall be five years from the date of grant.

         NO STOCKHOLDERS RIGHTS. No optionee and no beneficiary or other person claiming under or through such optionee will acquire any rights as a stockholder of the Company by virtue of such optionee having been granted an Option under the Directors Plan. No optionee and no beneficiary or other person claiming under or through such optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Directors Plan or subject to any Option, except as to shares of Common Stock, if any, that have been issued or transferred to such optionee. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as may be provided in the stock option agreement.

         NON-TRANSFERABILITY. No Option or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no Option or interest therein shall be assignable or transferable by the holder otherwise than by (i) will, (ii) the laws of descent and distribution, or (iii) to a beneficiary upon the death of an optionee, and an Option shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option may be transferred to one or more transferees during the

-------------------------------------------------------------------------------
lifetime of the optionee, and may be exercised by such transferee in accordance with the terms of such Option, subject to any terms and conditions which the Plan Committee may impose thereon. A transferee or other person claiming any rights under the Directors Plan from or through any optionee shall be subject to all terms and conditions of the Directors Plan and any stock option agreement applicable to such optionee, except as otherwise determined by the Plan Committee, and to any additional terms and conditions deemed necessary or appropriate by the Plan Committee.

         MANNER OF EXERCISE. An optionee may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Plan Committee may determine, specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such shares of Common Stock. Payment for the shares of Common Stock to be received upon exercise of a Option may be made in cash, in shares of Common Stock (determined with reference to their fair market value on the date of exercise) or any combination thereof or, if permitted by the Plan Committee, in any other manner permitted by law and as determined by the Plan Committee.

         TERMINATION OF OPTIONS. If an optionee is removed from the Board for cause (as contemplated by the Company's by-laws), all unexercisable Options held by such optionee on the date of such removal (whether or not vested) will expire immediately.

         In the event an optionee is no longer a member of the Board, other than by reason of removal for cause, all Options which remain unvested at the time the optionee is no longer a member of the Board shall expire immediately, and all Options which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

         In the event an optionee becomes an officer (other than Chairman of the Board without compensation for services as an officer) or employee of the Company or a subsidiary (whether or not such optionee remains a member of the Board) all Options which remain unvested at the time such optionee becomes an officer or employee of the Company shall expire immediately, and all Options which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

CHANGE OF CONTROL

         In the event of a Change of Control (as defined in the Directors Plan), all Options not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Plan Committee at the time of a Change of Control, in the event of a Change in Control all outstanding Options shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such Option termination shall occur unless an optionee shall have been given five business days, following prior written notice, to exercise such optionee's outstanding vested Options at the effective time of the Change of Control, or to receive cash in an amount per share of Common Stock subject to such Options equal to the amount by which the price paid for a share of Common Stock (determined on a fully diluted basis and taking into account the exercise price, as determined by the Plan Committee) in the Change of Control exceeds the per share exercise price of such Options. The Plan Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a

-------------------------------------------------------------------------------
successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

AMENDMENTS AND TERMINATION

         No Option shall be granted pursuant to the Directors Plan on or after September 7, 2005, but Options theretofore granted may extend beyond such date.

         The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend or terminate the Directors Plan or, except as otherwise provided, revise or amend the Directors Plan in any respect whatsoever. However, any revision or amendment that would cause the Directors Plan to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company shall not be effective unless and until such approval is obtained.

         No amendment, suspension or termination of the Directors Plan that would adversely affect the right of any optionee with respect to an Option previously granted under the Directors Plan will be effective without the written consent of such optionee.

SECURITIES LAW REQUIREMENTS

         No shares of Common Stock shall be issued under the Directors Plan unless and until (i) the Company and any optionee have taken all actions required to register the shares of Common Stock under the Securities Act, or perfect an exemption from the registration requirements thereof, (ii) any applicable listing requirement of any stock exchange or national market system on which the Common Stock is listed has been satisfied, and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS PLAN

         The federal income tax consequences to the Company and optionee with respect to the issuance and exercises of Options issued under the Directors Plan are generally the same as those relating to the issuance and exercise of non-qualified stock options pursuant to the 1996 Stock Option Plan. For a discussion of the income tax consequences with respect to such options see Proposal 2 - "Approval of Amendment to the Company's 1996 Stock Option Plan -- Certain Federal Income Tax Consequences of the Plan."

         THE BOARD UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDMENT TO THE DIRECTORS PLAN AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE AMENDMENT.

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                                      25

                                   PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP was engaged to audit the Company's accounts in 1999. The Board of Directors, upon the recommendation of the Audit Committee, which is composed of two Directors who are not now officers or otherwise employees of the Company, selected PricewaterhouseCoopers LLP to audit the Company's accounts for the year ending December 31, 2000.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative also will have an opportunity to make a statement if he or she so desires.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP.

-------------------------------------------------------------------------------

                        ANNUAL REPORT TO STOCKHOLDERS AND
                          STOCKHOLDER PROPOSALS FOR 2001

        A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report to Stockholders is not incorporated into this proxy statement and is not considered proxy soliciting material.

        Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meetings, consistent with regulations adopted by the Securities and Exchange Commission (the "Commission"). Proposals submitted for inclusion in the Company's Proxy Statement and form of proxy for the 2001 Annual Meeting of Stockholders are subject to the requirements of Rule 14a-8 of the proxy rules adopted by the Commission, and must be received by the Company not later than December 27, 2000. If a stockholder intends to present a proposal for consideration at the 2001 Annual Meeting outside the processes of Rule 14a-8, the Company must receive notice of such proposal on or before March 12, 2001, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Commission's proxy rules, and the Company's proxies will have discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Proposals should be directed to the attention of the Legal Department of the Company at the Company's principal executive offices.

        Under the Company's By-Laws, if a stockholder wishes to nominate a Director or bring other business before the Company's annual meeting, (i) the stockholder's written notice must be received by the Secretary or Assistant Secretary of the Company not less than sixty nor more than ninety days prior to the first anniversary of the preceding year's annual meeting (subject to adjustment if the subsequent year's meeting date is substantially moved) and
(ii) the notice must contain the specific information required in the Company's By-Laws. A copy of the Company's By-Laws may be obtained by writing to the Legal Department of the Company at the Company's principal executive offices. Please note that these requirements relate only to matters a stockholder wishes to bring before the annual meeting. They do not apply to proposals that a stockholder wishes to have included in the Company's proxy statement.

                         FORM 10-K FOR FISCAL YEAR 1999

        A COPY OF THE COMPANY'S REPORT FOR THE YEAR ENDED DECEMBER 31, 1999 ON FORM 10-K, EXCLUSIVE OF EXHIBITS, IS INCLUDED IN THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS, AND IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS ON REQUEST AND MAY BE OBTAINED BY WRITING TO:

                            CORPORATE COMMUNICATIONS
                              ALARIS MEDICAL, INC.
                             10221 WATERIDGE CIRCLE
                        SAN DIEGO, CALIFORNIA 92121-1579

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                                      27

                                OTHER MATTERS

        The enclosed proxy is being solicited by the Board of Directors. The cost of the solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by telephone, telegraph or personal interview by employees of the Company and its subsidiaries without additional compensation.

        The Company will reimburse brokerage firms, banks, trustees, nominees and other persons authorized by the Company for their out-of-pocket expenses in forwarding proxy material to the beneficial owners of the Company's stock.

        Management does not know of any other matters that will be presented at the meeting other than matters incident to the conduct thereof. However, if any matters properly come before the meeting or any adjournments, the holders of the proxies named in the accompanying form of proxy have discretionary authority to vote on such matters.

                                             By Order of the Board of Directors,



                                             Hazel M. Aker
                                             SECRETARY

San Diego, California
April 26, 2000



-------------------------------------------------------------------------------

                                    EXHIBIT A

                              ALARIS MEDICAL, INC.
                             1996 STOCK OPTION PLAN

                    (AS AMENDED EFFECTIVE DECEMBER 23, 1999)

         1.    NAME.

         The name of this plan is the ALARIS Medical, Inc. 1996 Stock Option
Plan.

         2.    DEFINITIONS.

         For the purposes of the Plan, the following terms shall be defined as set forth below:

               (a) "Affiliate" means any partnership, corporation, firm, joint venture, association, trust, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term "controlled by" means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise. For purposes of Section 11 below, "Affiliate" means any partnership, corporation, firm, joint venture, association, trust, unincorporated organization or other entity that, directly or indirectly through one or more intermediaries, is "controlled by" (as defined above) Jeffry M. Picower or the Picower Group (as defined in Section 11(b)(i) below).

               (b)  "Board" means the board of directors of the Company.

               (c) "Cause" as applied to any Participant means: (i) the conviction of such individual for the commission of any felony; (ii) the commission by such individual of any crime involving moral turpitude (E.G., larceny, embezzlement) which results in harm to the business, reputation, prospects or financial condition of the Company, any Subsidiary or Affiliate; or (iii) the willful neglect, failure or refusal of such individual to carry out his duties, which results in harm to the business, reputation, prospects or financial condition of the Company, any Subsidiary or Affiliate, which neglect, failure or refusal continues for a period of ten consecutive business days following notice thereof, or ten cumulative business days following successive notices thereof, to such individual from the Company; PROVIDED, HOWEVER, that such willful neglect, failure or refusal is not due to the death or disability (I.E., as a result of an injury or sickness such individual is rendered unable to perform his duties as an Officer, Employee, consultant or independent contractor, as the case may be, on a

-------------------------------------------------------------------------------
                    full-time basis for an extended period) of such individual or illness leading to the death or disability of such individual.

               (d) "Closing Price" means, except as otherwise reasonably determined by the Committee based on reported prices of a Share, (i) the daily closing price of a Share as reported in the American Stock Exchange (or the principal exchange on which the Shares are then traded) composite transactions published in the Eastern Edition of THE WALL STREET JOURNAL or (ii) if the Shares are traded in the over-the-counter market, the daily average of the highest bid and lowest asked prices per Share as reported through the NASDAQ system or any successor thereto.

               (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time and the Treasury regulations promulgated thereunder.

               (f) "Committee" means the Board or a committee appointed by the Board to administer the Plan as provided in Section 4(a).

               (g) "Common Stock" means the $.01 par value common stock of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

               (h) "Company" means ALARIS Medical, Inc., a Delaware corporation.

               (i) "Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board or of the board of directors of any Subsidiary or Affiliate; and (ii) is not eligible to participate in the Non-Employee Director NQSO Plan.

               (j) "Employee" means an individual employed by the Company, a Subsidiary, or an Affiliate whose wages, if an employee in the United States, are subject to the withholding of federal income tax under Section 3401 of the Code.

               (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

               (l) "Fair Market Value" of a Share as of a specified date means, except as otherwise reasonably determined by the Committee based on reported prices of a Share, (i) the average of the highest and lowest market prices of a Share on such date as reported in the American Stock Exchange (or the principal exchange on which the Shares are then traded) composite transactions published in the Eastern Edition of THE WALL STREET JOURNAL or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported, or (ii) if the Shares are traded in the over-the-counter market, the average of the highest bid and lowest asked prices per Share on the specified date (or the next preceding

-------------------------------------------------------------------------------
                    date on which trading was reported) as reported through the NASDAQ system or any successor thereto.

               (m) "ISO" means any stock option granted pursuant to the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               (n) "Non-Employee Director NQSO Plan" means the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors, as may be amended from time to time.

               (o) "NQSO" means any stock option granted pursuant to the provisions of the Plan that is not an ISO.

               (p) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary or Affiliate or chosen in such other manner as may be prescribed by the by-laws of the Company, a Subsidiary or Affiliate, as the case may be, to serve as such, or, in the case of an Affiliate which is not a corporation, any individual elected or appointed to fulfill a similar function by a body or individual exercising similar authority.

               (q) "Option" means an ISO or a NQSO (including a NQSO which is designated as a Performance Option) granted under the Plan.

               (r) "Participant" means an individual who is granted an Option under the Plan.

               (s) "Performance Option" means any NQSO which is designated as a Performance Option and is subject to the performance vesting provisions set forth in Section 9(d) and the Stock Option Agreement.

               (t) "Plan" means this ALARIS Medical, Inc. 1996 Stock Option Plan, as it may be amended from time to time.

               (u) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

               (v) "Share" means one share of Common Stock, adjusted in accordance with Section 10(b), if applicable.

               (w) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to an Option.

-------------------------------------------------------------------------------

               (x) "Subsidiary" means any corporation of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power and which qualifies as a subsidiary corporation pursuant to Section 424(f) of the Code.

               (y) "Target Date" means the date, as described in Section 9(d), on which a Target Price is achieved with respect to a Performance Option.

               (z) "Target Price" means a target price of a Share, as determined by the Committee in its sole and absolute discretion and so designated in the Stock Option Agreement, upon the attainment of which the applicable Vesting Percentage portion of a Performance Option shall become vested, as described in Section 9(d).

               (aa) "Ten Percent Shareholder" means a Participant who prior to the grant of an ISO owned, directly or indirectly within the meaning of Section 424(d) of the Code, ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent of the Company (as defined in Section 424(e) of the Code).

               (bb) "Vesting Percentage" means a specified percentage of a
                    Performance Option, as determined by the Committee in its sole and absolute discretion and set forth in the Stock Option Agreement, which shall become vested upon the attainment of a Target Price in accordance with Section 9(d).

         3.    PURPOSE.

         The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, to certain key personnel in order that they will be encouraged to promote the financial success and progress of the Company.

         4.    ADMINISTRATION.

               (a) COMPOSITION OF THE COMMITTEE.

               The Plan shall be administered by the Board or a committee appointed by the Board. Members of that committee shall not be entitled to participate in the Plan. Subject to the provisions of the first sentence of this
Section 4(a), the Board may from time to time remove members from, or add members to, that committee. Vacancies on that committee, however caused, shall be filled by the Board.

               (b) ACTIONS BY THE COMMITTEE.

               The Committee shall hold meetings (in person or telephonically) at such times and places as it may determine. Acts approved by a majority of the members of the Committee present

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                                      A-4
at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               (c) POWERS OF THE COMMITTEE.

               Subject to the express terms and conditions hereof, the Committee shall have the authority to administer the Plan in its sole and absolute discretion. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, the authority to determine the eligible individuals who shall be granted Options, the number of Options to be granted, the vesting period, if any, for all Options granted hereunder, the date on which any Option becomes first exercisable, the number of Shares subject to each Option, the exercise price for the Shares subject to each Option, and, whether the Option to be granted is an ISO or a NQSO. The Committee may delegate to an Officer its authority to grant Options to eligible individuals under the Plan who are not Officers; provided, however, that Options to purchase no more than 50,000 Shares may be granted to any individual in any calendar year pursuant to such delegation of authority. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

               (d) LIABILITY OF COMMITTEE MEMBERS.

               No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of an Option thereunder.

               (e) OPTION ACCOUNTS.

               The Committee shall maintain or cause to be maintained a journal in which a separate account for each Participant shall be established. Whenever an Option is granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 10(b).

         5.    EFFECTIVE DATE AND TERM OF THE PLAN.

               (a) EFFECTIVE DATE OF THE PLAN.

               The Plan was adopted by the Board on November 26, 1996, and became effective on such date, subject to approval by the shareholders of the Company, which was obtained at a meeting held on June 11, 1997. An amendment of the Plan was approved by the Board and became effective on May 28, 1998, subject to approval by the shareholders of the Company, which was obtained at a meeting held on June 24, 1998. A further amendment of the Plan was approved by the Board and became effective on December 23, 1999, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following such date.

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                                      A-5

               (b) TERM OF PLAN.

               No Option shall be granted pursuant to the Plan on or after November 26, 2006, but Options theretofore granted may extend beyond that date.

         6.    TYPE OF OPTIONS AND SHARES SUBJECT TO THE PLAN.

         Options granted under the Plan may be either ISOs or NQSOs. Each Option that is a Performance Option must be a NQSO. Each Stock Option Agreement shall specify whether the Option covered thereby is an ISO or a NQSO and, in the case of a NQSO, whether the Option is a Performance Option.

         The maximum aggregate number of Shares that may be issued with respect to Options (other than Performance Options) under the Plan is 6,700,000 Shares. The maximum number of Shares that may be issued with respect to Performance Options under the Plan is 2,800,000. However, no more than 1,000,000 Shares (subject to adjustment as described below) shall be awarded with respect to any one or more Options granted to any Participant in any calendar year. The limitation on the number of Shares which may be granted under the Plan shall be subject to adjustment as provided in Section 10(b).

         If any Option granted under the Plan expires or is terminated for any reason, any Shares as to which the Option has not been exercised shall again be available for purchase under Options subsequently granted; PROVIDED, HOWEVER, that (i) Shares which were subject to Performance Options shall again be available for purchase only under Performance Options subsequently granted, and (ii) Shares which were subject to Options which were not Performance Options shall again be available for purchase only under Options subsequently granted which are not Performance Options. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding Options.

         7.    SOURCE OF SHARES ISSUED UNDER THE PLAN.

         Common Stock issued under the Plan may consist, in whole or in part, of authorized or unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

         8.    ELIGIBILITY.

         The individuals eligible for the grant of Options under the Plan shall be: (i) all Directors, Officers and Employees; and (ii) such individuals determined by the Committee to be rendering substantial services as a consultant or independent contractor to the Company or any Subsidiary or Affiliate of the Company, as the Committee shall determine from time to time in its sole and absolute discretion; PROVIDED, HOWEVER, that (i) only Employees of the Company or any Subsidiary shall be eligible to receive ISOs, and (ii) only Officers and Employees who are appointed or designated as corporate or divisional vice presidents or directors of the Company (and such other categories of Employees and consultants and independent contractors as shall be specifically

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                                      A-6
approved by the Committee) shall be eligible to receive Performance Options. Any Participant shall be eligible to be granted more than one Option hereunder.

         9.    OPTIONS.

               (a) GRANT OF OPTIONS.

               Subject to any applicable requirements of the Code and any regulations issued thereunder, the date of the grant of an Option shall be the date on which the Committee determines to grant the Option.

               (b) EXERCISE PRICE OF ISOS AND PERFORMANCE OPTIONS.

               The exercise price of each Share subject to an ISO or a Performance Option shall be determined by the Committee but shall not be less than the Fair Market Value of a Share at the close of business on the business day immediately preceding the date of grant of the ISO or Performance Option, as the case may be; PROVIDED HOWEVER, except that in the case of a grant of an ISO to a Participant who at the time such ISO was granted was a Ten Percent Shareholder, the exercise price shall not be less than 110% of the Fair Market Value of a Share at the close of business on the business day immediately preceding the date of grant of the ISO.

               (c) EXERCISE PRICE OF NQSOS (OTHER THAN PERFORMANCE OPTIONS).

               The exercise price of each Share subject to a NQSO (other than a Performance Option) shall be determined by the Committee at the time of grant but shall not be less than the par value of a Share.

               (d) EXERCISE PERIOD.

               Each Option granted hereunder shall vest and become first exercisable as determined by the Committee in its sole and absolute discretion and set forth in the Stock Option Agreement. Notwithstanding the foregoing, the vesting schedule applicable to each Performance Option shall be subject to the following requirements; PROVIDED, HOWEVER, that notwithstanding the failure to achieve any applicable Target Price(s), an outstanding Performance Option shall vest on the date that is seven (7) years after the date of grant of the Performance Option.

                    (i) The Committee shall designate one or more Vesting Percentage(s) and a Target Price applicable to each such Vesting Percentage with respect to each Performance Option granted pursuant to this Plan. The total sum of such designated Vesting Percentages (or, in the case of only one Vesting Percentage, such Vesting Percentage) shall equal 100% of such Performance Option.

                    (ii) That portion of each Performance Option equal to a
                         designated Vesting Percentage shall vest and become first exercisable on the date ("Target Date") on which the Closing Price has equaled or exceeded the Target Price applicable to such Vesting Percentage

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                                      A-7
                         with respect to the Shares on each day (with exception permitted for up to six days) during the ninety calendar day period preceding such Target Date.

               (e) TERMS AND CONDITIONS.

               All Options granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or Option), approved by the Committee which shall be subject to the following express terms and conditions and the other terms and conditions as are set forth in this Section 9, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

                    (i) the failure of an Option to vest when due to vest pursuant to its terms for any reason whatsoever shall cause the unvested Option to expire and be of no further force or effect;

                    (ii) unless terminated earlier pursuant to Sections 9(i) or
                         11, the term of any Option granted under the Plan shall be specified in the Stock Option Agreement but shall be no greater than ten years from the date of grant; PROVIDED, HOWEVER, that no ISO granted to a Ten Percent Shareholder shall have a term of more than five years from the date of grant;

                    (iii) in the case of an ISO, the aggregate Fair Market Value
                         (determined as of the time the ISO is granted) of Shares exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent of the Company (as defined in Section 424(e) of the Code) shall not exceed $100,000;

                    (iv) no Option or interest therein may be pledged,
                         hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no Option or interest therein shall be assignable or transferable by the holder otherwise than by will or by the laws of descent and distribution or to a beneficiary upon the death of a Participant, and an Option shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option (other than an ISO) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferee in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of the Stock Option Agreement (subject to any terms and conditions which the Committee may impose thereon). A transferee or other person claiming any rights under the Plan from

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                                      A-8
                         or through any Participant shall be subject to all terms and conditions of the Plan and any Stock Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee; and

                    (v) payment for the Shares to be received upon exercise of an Option may be made in cash or, if so provided by the Committee in the Stock Option Agreement, in Shares (determined with reference to their Fair Market Value on the date of exercise), or any combination thereof.

               (f) ADDITIONAL MEANS OF PAYMENT.

               Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note by the Participant to the Company.

               (g) EXERCISE.

               The holder of an Option may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such Option is being exercised, and accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

               (h) WITHHOLDING TAXES.

               Prior to issuance of the Shares upon exercise of an Option, the Participant shall pay or make adequate provision for the payment of any federal, state, local or foreign withholding obligations of the Company or any Subsidiary or Affiliate of the Company, if applicable. In the event a Participant shall fail to make adequate provision for the payment of such obligations, the Company shall have the right to withhold an amount of Shares otherwise deliverable to the Participant sufficient to pay such withholding obligations or, in the discretion of the Committee, to refuse to honor the exercise.

               (i) TERMINATION OF OPTIONS.

               Options granted under the Plan shall be subject to the following events of termination, unless otherwise provided in the Stock Option Agreement:

                    (i) in the event a Participant who is a Director (but not an Officer or Employee) is removed from the Board or the board of directors of

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                                      A-9
                         a Subsidiary or an Affiliate, as the case may be, for cause (as contemplated by the charter, by-laws or other organizational or governing documents), all unexercised Options held by such Participant on the date of such removal (whether or not vested) shall expire immediately;

                    (ii) In the event the employment of a Participant who is an
                         Officer or Employee is terminated for Cause, or in the event the services of a Participant who is a consultant or independent contractor are terminated for Cause, all unexercised Options held by such Participant on the date of such termination (whether or not vested) shall expire immediately; and

                   (iii) in the event a Participant is no longer a Director,
                         Officer, Employee, consultant or independent contractor, other than for the reasons set forth in Sections 9(i)(i) or 9(i)(ii), all Options which remain unvested on the date the Participant ceases to be a Director, Officer or Employee, as the case may be, shall expire immediately, and all Options which have vested prior to such date shall expire twelve months thereafter unless by their terms they expire sooner.

         10.   RECAPITALIZATION.

               (a) CORPORATE FLEXIBILITY.

               The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any Option or underlying Shares.

               (b) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

               Except as otherwise provided in Section 11, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of Shares available for any individual award; (iii) the number and exercise price of Shares subject to outstanding Options; PROVIDED, HOWEVER, that the number of Shares subject to any Option shall

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                                      A-10
always be a whole number; (iv) the Target Price with respect to any Performance Options; and (v) such other matters as shall be appropriate in light of the circumstances.

         11.   CHANGE OF CONTROL

               (a) In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all Options (other than Performance Options) not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Committee in the Stock Option Agreement or at the time of a Change of Control, in the event of a Change of Control, all outstanding Options (including Performance Options) shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such Option termination shall occur unless a Participant shall have been given five business days, following prior written notice, to exercise such Participant's outstanding vested Options at the effective time of the Change of Control, or at the discretion of the Committee to receive cash in an amount per Share subject to such Options equal to the amount by which the price paid for a Share (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such Options. The Committee in its sole and absolute discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

               (b) A "Change of Control" will be deemed to occur on the date any of the following events occur:

                    (i) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and Jeffry M. Picower (including, any of his Affiliates and any lineal descendant of Mr. Picower, any widow or then current spouse of Mr. Picower or of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, any entity which is at least 90% beneficially owned by any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing (any one or more of the foregoing being sometimes referred to herein as the "Picower Group")) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, securities of the Company or any Significant Subsidiary (as defined below) representing greater than 10% of the total

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                                      A-11
                         combined voting power of the Company or the Significant Subsidiary entitled to vote in the election of the board of directors of the Company or the Significant Subsidiary; PROVIDED, HOWEVER, that such event shall not constitute a Change of Control unless and until the combined voting power of such securities owned beneficially, directly or indirectly, by such person or persons is greater than the combined voting power of all such securities owned beneficially, directly or indirectly, by Mr. Picower and the Picower Group;

                    (ii) persons other than the Current Directors (as herein
                         defined) constitute a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of November 27, 1996, and any successor of any such member whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the Current Directors then on the Board or by Mr. Picower or the Picower Group);

                   (iii) the consummation of (A) a plan of liquidation of all or substantially all of the assets of the Company or any Subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary"), or (B) an agreement providing for the merger or consolidation of the Company or a Significant Subsidiary (1) in which the Company or the Significant Subsidiary is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock of the Company or common stock in the Significant Subsidiary outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all outstanding Options) or (2) pursuant to which, even though the Company is the continuing or surviving corporation, the shares of Common Stock of the Company or common stock in the Significant Subsidiary are converted into cash, securities or other property; PROVIDED, HOWEVER, that no "Change of Control" shall be deemed to occur as the result of a consolidation or merger of the Company or a Significant Subsidiary in which the holders of the shares of Common Stock of the Company immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation

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                                      A-12
                         would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or

                    (iv) the consummation of an agreement (or agreements)
                         providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a Significant Subsidiary other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of Common Stock immediately prior to such sale or disposition.

               (c) Notwithstanding the foregoing provisions of this Section 11, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, in the event of a Sale Transaction (as defined below), all Performance Options not fully vested on or prior to the effective time of any such Sale Transaction shall vest immediately prior to such effective time, in whole or in part, if and only to the extent the price to be paid per Share (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Sale Transaction equals or exceeds the Target Price with respect to the applicable vesting percentage of such Performance Option. For purposes of this Section 11, a "Sale Transaction" will be deemed to have occurred on the date any of the following events shall have occurred:

                    (i) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary, Jeffry M. Picower and the Picower Group) acquire all or substantially all of the Common Stock of the Company;

                    (ii) the consummation of (A) a plan of liquidation of all or substantially all of the assets of the Company, or (B) an agreement providing for the merger or consolidation of the Company (1) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all outstanding Options) or (2) pursuant to which, even though the Company is the continuing or surviving corporation, the shares of Common Stock are converted into cash, securities or other property; PROVIDED,

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                                      A-13

                         HOWEVER, that no "Sale Transaction" shall be deemed to occur as the result of a consolidation or merger of the Company in which the holders of the shares of Common Stock immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or

                   (iii) the consummation of an agreement (or agreements)
                         providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of common stock of the Company immediately prior to such sale or disposition.

         12.   SECURITIES LAW REQUIREMENTS.

         No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or national market system on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

         13.   AMENDMENT AND TERMINATION.

               (a) MODIFICATIONS TO THE PLAN.

               The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Section 422 or 162(m) of the Code or any other requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company, shall not be effective unless and until such approval is obtained.

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                                      A-14

               (b) RIGHTS OF PARTICIPANT.

               No amendment, suspension or termination of the Plan or of any Option that would adversely affect the right of any Participant with respect to an Option previously granted under the Plan will be effective without the written consent of the affected Participant.

         14.   MISCELLANEOUS.

               (a) SHAREHOLDERS' RIGHTS

               No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a shareholder of the Company by virtue of such Participant having been granted an Option under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option, except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise of an Option, except as may be provided in the Stock Option Agreement.

               (b) OTHER COMPENSATION ARRANGEMENTS.

               Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

               (c) TREATMENT OF PROCEEDS.

               Proceeds realized from the exercise of Options under the Plan shall constitute general funds of the Company.

               (d) COSTS OF THE PLAN.

               The costs and expenses of administering the Plan shall be borne by the Company.

               (e) NO RIGHT TO CONTINUE EMPLOYMENT OR SERVICES.

               Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to render services to the Company, a Subsidiary or Affiliate; to continue as a Director, Officer, Employee, consultant or independent contractor; or affect the right of the Company, a Subsidiary, an Affiliate, the Board, the board of directors of a Subsidiary or an Affiliate, the shareholders of the Company or a Subsidiary, or the holders of interests of an Affiliate, as applicable, to terminate the directorship, office, employment or consultant or independent contractor relationship, as the case may be, of any Participant at any time with or without Cause. The term "Cause" as defined herein is included solely for the purposes of the Plan and is not, and shall not be deemed to be: (i) a restriction on the right of the Company, a Subsidiary or Affiliate, as the case may be, to terminate any Officer or Employee for any reason

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                                      A-15
whatsoever; or (ii) a part of the employment relationship (whether oral or written, express or implied) of any such individual.

               (f) SEVERABILITY.

               The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

               (g) GOVERNING LAW.

               The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

               (h) HEADINGS.

               The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.



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                                      A-16

                                    EXHIBIT B

                           THIRD AMENDED AND RESTATED
                      1990 NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                      (AS AMENDED EFFECTIVE APRIL 17, 2000)

1.       NAME.

         The name of this plan is the Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors.

2.       DEFINITIONS.

         For the purposes of the Plan, the following terms shall be defined as set forth below:

         (a)      "Board" means the board of directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

         (c) "Committee" means the committee appointed by the Board to administer the Plan as provided in Section 4(a).

         (d) "Common Stock" means the $.01 par value common stock of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

         (e)      "Company" means ALARIS Medical, Inc., a Delaware corporation.

         (f)      "Effective Date" means September 7, 1990.

         (g) "Employee" means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

         (i) "Fair Market Value" of a Share as of a specified date means, except as otherwise reasonably determined by the Committee based on reported prices of a Share, (i) the average of the highest and lowest market prices of a Share on such date as reported in the American Stock Exchange (or the principal exchange on which the Shares are then traded) composite transactions published in the Eastern Edition of The Wall Street Journal or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported, or (ii) if the Shares are

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                                      B-1
                  traded in the over-the-counter market, the average of the highest bid and lowest asked prices per Share on the specified date (or the next preceding date on which trading was reported) as reported through the NASDAQ system or any successor thereto.

         (j) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer (other than an officer who does not receive a salary as an officer) of the Company or of any Subsidiary on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the next succeeding sentence. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman of the Committee within thirty days after his initial election or appointment to the Board to decline to participate in the Plan.

         (k) "NQSO" means an option granted under this Plan, which option is not qualified under Section 422 of the Code.

         (l) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as such.

         (m) "Participant" means a Non-Employee Director who is granted a NQSO under the Plan.

         (n) "Plan" means this Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors.

         (o) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

         (p) "Share" means one share of Common Stock, adjusted in accordance with Section 9(b), if applicable.

         (q) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

         (r) "Subsidiary" means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power, unless the Committee shall determine that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

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                                      B-2

3.       PURPOSE.

         The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

4.       ADMINISTRATION.

         (a)      COMPOSITION OF THE COMMITTEE.

         The Plan shall be administered by a Committee appointed by the Board consisting of no less than two individuals. Members of the Committee need not be members of the Board, Officers or Employees of the Company. Members of the Committee shall not be entitled to participate in the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

         (b)      ACTIONS BY THE COMMITTEE.

         The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (c)      POWERS OF THE COMMITTEE.

         The Committee shall have the authority to administer the Plan in its sole and absolute discretion; PROVIDED, HOWEVER, that the Committee shall have no authority to grant NQSOs, to determine the number of Shares subject to NQSOs or the price at which each Share covered by a NQSO may be purchased pursuant to the Plan, all of which shall be automatic as described in Section 8. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

         (d)      LIABILITY OF COMMITTEE MEMBERS.

         No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

         (e)      NQSO ACCOUNTS.

         The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also

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                                      B-3
be made in the journal with respect to each account in the event of an adjustment pursuant to Section 9(b).

5.       EFFECTIVE DATE AND TERM OF THE PLAN.

         (a)      EFFECTIVE DATE OF THE PLAN.

         The Plan in its original form was adopted by the Board on July 12, 1990 and became effective on September 7, 1990. The Plan in its third amended and restated form was amended by the Board effective May 28, 1998, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following the date of Board approval. The Plan, as amended, was again amended by the Board effective April 17, 2000, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following the date of Board approval.

         (b)      TERM OF PLAN.

         No NQSO shall be granted pursuant to the Plan on or after September 7, 2005, but NQSOs theretofore granted may extend beyond that date.

6.       SHARES SUBJECT TO THE PLAN.

         The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be 500,000. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b).

         If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

7.       SOURCE OF SHARES ISSUED UNDER THE PLAN.

         Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

8.       NON-QUALIFIED STOCK OPTIONS.

         (a)      GRANT OF NQSOS.

         An individual who first becomes a Non-Employee Director on or after May 28, 1998, shall be granted automatically NQSOs to purchase 10,000 Shares on the next succeeding business day after becoming a Non-Employee Director. In addition, (i) NQSOs to purchase 10,000 Shares shall

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                                      B-4
be granted automatically to each Non-Employee Director on each anniversary date of his preceding automatic NQSO grant under the Plan and every year thereafter during the term of the Plan, provided that said Non-Employee Director continues to be a member of the Board on the date of each such additional grant; and (ii) the Chairman of the Board shall be granted a NQSO to purchase 16,000 Shares on May 28, 1998, which NQSO shall be immediately vested and exercisable. NQSOs shall be granted in the aforesaid manner until the date on which the Shares available for grant shall no longer be sufficient to permit grants of NQSOs covering 10,000 Shares to be made to each Non-Employee Director entitled to a grant as of such date, in which event the Shares then available for grant shall be allocated on a PRO RATA basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date.

         (b)      EXERCISE PRICE.

         The price at which each Share covered by a NQSO may be purchased pursuant to this Plan shall be equal to the Fair Market Value of a Share on the date of the NQSO grant.

         (c)      TERMS AND CONDITIONS.

         All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved by the Committee which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

               (i) except as set forth in Sections 8(a) and 10, all NQSOs granted to a Participant shall vest and become first exercisable at the rate of one-third of the Shares subject to the NQSOs for each twelve month period of continuous service on the Board (from the date of grant of the NQSO) by such Participant, rounded down to the nearest whole number for each of the first two twelve month periods and rounded up to the nearest whole number for the third twelve month period of service;

               (ii) the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

               (iii) unless terminated earlier pursuant to Sections 8(f) or 10, the term of each NQSO shall be five years from the date of grant;

               (iv) no NQSO or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no NQSO or interest therein shall be assignable or transferable by the holder otherwise than by will or by the laws of descent and distribution or to a beneficiary upon the death of a Participant, and an NQSO shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that a NQSO may be transferred to one or

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                                      B-5
                     more transferees during the lifetime of the Participant, and may be exercised by such transferee in accordance with the terms of such NQSO, subject to any terms and conditions which the Committee may impose thereon. A transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Stock Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee; and

               (v) payment for the Shares to be received upon exercise of a NQSO may be made in cash or in Shares (determined with reference to their Fair Market Value on the date of exercise), or any combination thereof.

         (d)   ADDITIONAL MEANS OF PAYMENT.

         Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note by the Participant to the Company.

         (e)   EXERCISE.

         The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

         (f)   TERMINATION OF NQSOS.

         NQSOs granted under the Plan shall be subject to the following events of termination:

                  (i) in the event a Participant is removed from the Board for cause (as contemplated by the Company's by-laws), all unexercised NQSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately;

                  (ii) in the event a Participant is no longer a member of the Board, other than by reason of removal for Cause, all NQSOs which remain unvested at the time the Participant is no longer a member of the Board shall expire immediately, and all NQSOs which have vested prior to such time shall

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                                      B-6
                           expire twelve months thereafter unless by their terms they expire sooner; and

                  (iii) in the event a Participant becomes an Officer or Employee of the Company or a Subsidiary (whether or not such Participant remains a member of the Board) all NQSOs which remain unvested on the date such Participant becomes an Officer or Employee of the Company shall expire immediately, and all NQSOs which have vested prior to such date shall expire twelve months thereafter unless by their terms they expire sooner.

9.       RECAPITALIZATION.

         (a)      CORPORATE FLEXIBILITY.

         The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO or underlying Shares.

         (b)      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Except as otherwise provided in Section 10 below, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of shares subject to each grant under the Plan; (iii) the number and exercise price of Shares subject to outstanding NQSOs; and (iv) such other matters as shall be appropriate in light of the circumstances; PROVIDED, HOWEVER, that the number of Shares subject to any NQSO shall always be a whole number.

10.      CHANGE OF CONTROL

         In the event of a Change of Control (as defined below), all NQSOs not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Committee at the time of a Change of Control, in the event of a Change of Control all outstanding NQSOs shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such NQSO termination shall occur unless a Participant shall have been given five business days, following prior written notice, to exercise such Participant's outstanding vested NQSOs at the effective time of the Change of

-------------------------------------------------------------------------------

Control, or to receive cash in an amount per Share subject to such NQSOs equal to the amount by which the price paid for a Share (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such NQSOs. The Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

         A "Change of Control" will be deemed to occur on the date any of the following events occur:

         (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and Jeffry M. Picower (including, any of his Affiliates and any lineal descendant of Mr. Picower, any widow or then current spouse of Mr. Picower or of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, any entity which is at least 90% beneficially owned by any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing (the "Picower Group")) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, securities of the Company or any Significant Subsidiary (as defined below) representing greater than 10% of the total combined voting power of the Company or the Significant Subsidiary entitled to vote in the election of the board of directors of the Company or the Significant Subsidiary; PROVIDED, HOWEVER, that such event shall not constitute a Change of Control unless and until the combined voting power of such securities owned beneficially, directly or indirectly, by such person or persons is greater than the combined voting power of all such securities owned beneficially, directly or indirectly, by Mr. Picower and the Picower Group;

         (b) persons other than the Current Directors (as herein defined) constitute a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of May 1, 1997, and any successor of any such member whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the Current Directors then on the Board or by Mr. Picower or the Picower Group);

         (c) the consummation of (i) a plan of liquidation of all or substantially all of the assets of the Company or any Subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary"), or (ii) an agreement providing for the merger or consolidation of the Company or a Significant Subsidiary (A) in which the Company or a Significant Subsidiary is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares of the Company or common stock in the Significant Subsidiary outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all the NQSO, or (B) pursuant to which, even though the Company is the continuing or surviving corporation, the Shares of the Company or common stock in the Significant Subsidiary are converted into cash, securities or other property; PROVIDED, HOWEVER, that no "Change of Control"

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                                      B-8
shall be deemed to occur as the result of a consolidation or merger of the Company or a Significant Subsidiary in which the holders of the Shares of the Company immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or

         (d) the consummation of an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a Significant Subsidiary other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares immediately prior to such sale or disposition.

11.      SECURITIES LAW REQUIREMENTS.

         No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or national market system on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

12.      AMENDMENT AND TERMINATION.

         (a)      MODIFICATIONS TO THE PLAN.

         The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or, subject to Sections 8(a) and 8(b), revise or amend the Plan in any respect whatsoever. However, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company shall not be effective unless and until such approval is obtained.

         (b)      RIGHTS OF PARTICIPANT.

         No amendment, suspension or termination of the Plan or of any NQSO that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected Participant.

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                                      B-9

13.      MISCELLANEOUS

         (a)      SHAREHOLDERS' RIGHTS.

         No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a shareholder of the Company by virtue of such Participant having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NQSO, except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

         (b)      OTHER COMPENSATION ARRANGEMENTS.

         Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

         (c)      TREATMENT OF PROCEEDS.

         Proceeds realized from the exercise of NQSOs under the Plan shall constitute general funds of the Company.

         (d)      COSTS OF THE PLAN.

         The costs and expenses of administering the Plan shall be borne by the Company.

         (e)      NO RIGHT TO CONTINUE AS DIRECTOR.

         Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Board or the shareholders of the Company to terminate the directorship of any Participant at any time with or without cause.

         (f)      SEVERABILITY.

         The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         (g)      GOVERNING LAW.

         The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

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                                      B-10

         (h)      HEADINGS.

         The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.


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                                      B-11

                              ALARIS MEDICAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2000


         The undersigned stockholder of ALARIS MEDICAL, INC. (the "Company") hereby appoints Hazel M. Aker, Norman M. Dean and David L. Schlotterbeck, or any of them, with full power of substitution and revocation, proxies of the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 31, 2000 at 10:00 a.m. at the American Stock Exchange, 86 Trinity Place, 14th Floor Boardroom, New York, New York and at any adjournment thereof, with respect to:

         1.       The election of Directors;

         2.       The approval of an amendment to the Company's 1996 Stock
                  Option Plan;

         3. The approval of an amendment to the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors;

         4. The ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000; and

         5. The transaction of such other business as may properly come before the Annual Meeting.

         The proxy will be voted in accordance with the instructions given on the other side, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED (1) SO AS TO ELECT THE LARGEST POSSIBLE NUMBER OF THE BOARD OF DIRECTORS' NOMINEES, (2) TO APPROVE THE AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN, (3) TO APPROVE THE AMENDMENT TO THE COMPANY'S THIRD AMENDED AND RESTATED 1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AND
(4) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                                                         Please mark you vote as
                                                            indicated in this
                                                              example. / X /

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 1 - Election of Directors, Nominees: Norman M. Dean, Henry Green, David
L. Schlotterbeck, Barry D. Shalov and William T. Tumber.


     The Board of Directors                            WITHHOLD
     Recommends Stockholders               Authority to vote for all nominees
     Vote FOR PROPOSAL 1.                            listed above.

         FOR the nominees listed above (except as written to the contrary below) and, unless otherwise indicated, with discretion of the proxies to cumulate votes, in their sole and absolute discretion, for one or more of such nominees in such manner so as to elect the largest number of such nominees.


     (To withhold authority to vote for    To vote cumulatively, write "Cumulate For" and the
     any nominee write that nominee's      number of shares and the name(s) of the nominee(s)
     name in the space provided below)     in the space provided below.


THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 2 - The approval of the amendment to the Company's 1996 Stock Option Plan.

                   FOR          AGAINST        ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL 3 - The approval of the amendment to the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors.

                   FOR          AGAINST        ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSAL 4.

PROPOSAL 4 - The ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

                   FOR          AGAINST        ABSTAIN

Signature                   Signature                   Date
          -----------------           ---------------        ----------

Please mark, date and sign exactly as your name(s) appear(s) above and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name by fully authorized officer. If shares are held jointly, each stockholder named should sign.